UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2017

THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

1500 North Mantua Street
P.O. Box 5193
Kent, Ohio 44240
(Address of principal executive offices) (Zip Code)

(330) 673-9511
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
At the Annual Meeting of Shareholders of The Davey Tree Expert Company (the “Company”), held on May 16, 2017, the shareholders of the Company approved proposals to amend Article SIXTH of the Company’s Amended Articles of Incorporation (the “Articles”). The amendments to Article SIXTH (i) expand the Company’s current right of first refusal with respect to proposed transfers of shares of the Company’s common stock (“Common Shares”), (ii) clarify provisions regarding when the Company may provide notice of its decision to exercise its right of first refusal with respect to proposed transfers of Common Shares by the estate or personal representative of a deceased shareholder, and (iii) grant the Company a right to repurchase Common Shares held by certain shareholders of the Company. The 2017 Amended Articles of Incorporation of the Company reflecting the amendments to Article SIXTH were filed with the Ohio Secretary of State on May 17, 2017.
In addition, the Company’s shareholders also approved amendments to the Company’s Amended and Restated Regulations (the “Regulations”) at the Annual Meeting. The amendments to the Regulations (i) change the stated time of the Company’s annual meeting of shareholders and the time period within which the Company may convene a special meeting of shareholders, (ii) change the requirements with respect to when and how the Company provides notice of special meetings of the Board of Directors, (iii) clarify and separate the roles of certain officers, (iv) increase the maximum time within which the Board of Directors may fix the record date to no more than 75 days prior to the annual shareholders meeting, (v) allow the Board of Directors to authorize the Company to issue shares without issuing physical (paper) certificates to evidence those shares and (vi) allow the Board of Directors to adopt amendments to the Regulations to the extent permitted by Ohio law. The amendments to the Regulations became effective upon shareholder approval on May 16, 2017.
The above descriptions of the amendments to Article SIXTH of the Articles and the Regulations are qualified in their entirety by reference to the complete text of the Company’s 2017 Amended Articles of Incorporation and the 2017 Amended and Restated Regulations of the Company, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
As discussed above, the Company held its Annual Meeting of Shareholders on May 16, 2017. There were 10,436,020 shares present at the meeting, either in person or by proxy, which represented a quorum.
Shareholders of the Company voted on twelve proposals described in the Proxy Statement, the relevant portions of which are incorporated herein by reference, as follows:
Proposal One -- Election of Directors
Shareholders of the Company elected the following nominees named in the Proxy Statement to serve as directors for the term expiring on the date of the Company's 2020 Annual Meeting of Shareholders with the following votes:

	Number of Shares
	For	Withheld	Abstentions	Broker Nonvotes
Patrick M. Covey	10,313,517	122,503	—	—
J. Dawson Cunningham	10,368,333	67,687	—	—
Sandra W. Harbrecht	9,877,067	558,953	—	—
Additional Directors whose terms in office as Directors continued after the Annual Meeting were Donald C. Brown, Karl J. Warnke, William J. Ginn, Douglas K. Hall and John E. Warfel.

Proposal Two -- Amend the Articles with Respect to the Company’s Right of First Refusal

	Number of Shares
	For	Withheld	Abstentions	Broker Nonvotes
Proposal Two	9,141,433	1,244,633	49,954	—
Proposal Three -- Amend the Articles with Respect to the Company’s Exercise of its Right of First Refusal Upon the Death of a Shareholder

	Number of Shares
	For	Withheld	Abstentions	Broker Nonvotes
Proposal Three	8,772,548	1,528,124	135,348	—
Proposal Four -- Amend the Articles to Grant the Company a Right to Repurchase Common Shares

	Number of Shares
	For	Withheld	Abstentions	Broker Nonvotes
Proposal Four	9,099,911	1,306,350	29,759	—
Proposal Five -- Amend the Regulations with Respect to the Time of Annual and Special Meetings of Shareholders

	Number of Shares
	For	Withheld	Abstentions	Broker Nonvotes
Proposal Five	10,147,625	206,524	81,871	—
Proposal Six -- Amend the Regulations with Respect to the Notice of Special Meetings of the Board of Directors

	Number of Shares
	For	Withheld	Abstentions	Broker Nonvotes
Proposal Six	10,293,375	43,294	99,351	—
Proposal Seven -- Amend the Regulations to Clarify and Separate the Roles of Certain Officers

	Number of Shares
	For	Withheld	Abstentions	Broker Nonvotes
Proposal Seven	9,986,612	294,615	154,793	—
Proposal Eight -- Amend the Regulations with Respect to the Record Date of Annual Meetings of Shareholders

	Number of Shares
	For	Withheld	Abstentions	Broker Nonvotes
Proposal Eight	10,129,652	163,712	142,656	—

Proposal Nine -- Amend the Regulations to Permit the Issuance of Uncertificated Shares

	Number of Shares
	For	Withheld	Abstentions	Broker Nonvotes
Proposal Nine	9,641,258	592,822	201,940	—
Proposal Ten -- Amend the Regulations to Allow the Board of Directors to Amend the Regulations to the Extent Permitted by Ohio Law

	Number of Shares
	For	Withheld	Abstentions	Broker Nonvotes
Proposal Ten	9,600,705	665,986	169,329	—
Proposal Eleven -- Advisory Approval of Named Executive Officer Compensation
Shareholders of the Company approved on an advisory, nonbinding basis, the compensation of the Company’s named executive officers as set forth in the Proxy Statement with the following votes:

	Number of Shares
	For	Withheld	Abstentions	Broker Nonvotes
Proposal Eleven	9,701,053	307,854	427,113	—
Proposal Twelve -- Advisory Approval of the Frequency of the Vote to Approve the Compensation of Our Named Executive Officers
Shareholders of the Company approved, on an advisory, non-binding basis, a triennial frequency of future advisory votes on the compensation of the Company’s named executive officers as set forth in the Proxy Statement with the following votes:

	Number of Shares
	Every One Year	Every Two Years	Every Three Years	Abstentions	Broker Nonvotes
Proposal Twelve	2,079,885	793,830	7,402,056	160,249	—
In light of the outcome of the shareholder vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers and its previous recommendation, the Company’s Board of Directors has determined to continue holding the advisory vote on the compensation of the Company’s named executive officers every three years until the next required vote on the frequency of such votes. Accordingly, the next shareholder advisory vote on executive compensation is expected to be held at the Company’s 2020 annual meeting of stockholders. The next advisory vote on the frequency of future advisory votes on executive compensation is required to occur no later than the Company’s 2023 annual meeting of shareholders.

Item 8.01	Other Events
Cash Dividend

On May 17, 2017, the Company’s Board of Directors declared a quarterly dividend of $0.05 per share of the Company’s common stock to be paid in cash on June 9, 2017 to the holders of record of all of the issued and outstanding shares of the Company’s common stock as of the close of business on June 1, 2017.
Repurchase Program
On May 17, 2017, in accordance with the amendments to the Articles approved by the Company’s shareholders at the Annual Meeting, the Company’s Board of Directors authorized the Company to repurchase up to 100,000 shares of its common stock. Stock repurchases may be made from time to time and the timing of any repurchases and the actual number of shares repurchased will depend on a variety of factors. The Company is not obligated to purchase any shares, and repurchases may be commenced, suspended or discontinued from time to time without prior notice.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
3.1	2017 Amended Articles of Incorporation of The Davey Tree Expert Company
3.2	2017 Amended and Restated Regulations of The Davey Tree Expert Company
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Joseph R. Paul
Joseph R. Paul
Executive Vice President, Chief Financial Officer and Secretary

Date: May 17, 2017